                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 ______________

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     June 23, 1999
                                                   ---------------------


                                Multex.com, Inc.
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               (Exact name of registrant as specified in charter)



         Delaware                  333-75121               22-3253344
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(State or other jurisdiction     (Commission            (IRS Employer
      of incorporation)          File Number)         Identification No.)


33 Maiden Lane, 5th Floor, New York, New York                     10038
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(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code    (212) 859-9800
                                                    ----------------------------

                                 Not Applicable
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         (Former name or former address, if changed since last report.)
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ITEM 5  OTHER EVENTS
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          On June 23, 1999, Multex.com, Inc. ("Multex.com") entered into an
Agreement and Plan of Merger and Reorganization (the "Merger Agreement") with Market Guide Inc., a New York corporation ("Market Guide"), pursuant to which Multex.com has agreed to acquire Market Guide. A copy of the Merger Agreement is attached hereto as Exhibit 2.1 and incorporated herein by reference. The
                      -----------
acquisition is to be effected through the issuance of one share of Multex.com common stock in exchange for each share of common stock of Market Guide outstanding immediately prior to the consummation of the transaction and the assumption of Market Guide's outstanding stock options based on such exchange ratio. The amount of such consideration was determined based upon arm's-length negotiations between Multex.com and Market Guide. The transaction is intended to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended, and is intended to be accounted for as a pooling of interests. The consummation of the transaction is subject to the satisfaction of certain conditions, including the approval of the stockholders of Market Guide and Multex.com.

          A copy of the press release announcing the merger agreement with Market Guide is attached hereto as Exhibit 99.1 and incorporated herein by
                                   ------------
reference.


Item 7      FINANCIAL STATEMENTS AND EXHIBITS
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     (c)  Exhibits.  The following documents are filed as exhibits to this
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report:

          2.1 Agreement and Plan of Merger and Reorganization dated as of June 23, 1999 by and among Multex.com, Inc., Merengue Acquisition Corp. and Market Guide Inc.

          99.1   Press Release dated June 23, 1999.

                                       2
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    Multex.com, Inc.

                                    /s/ Philip Callaghan
                                    --------------------
Date: June 28, 1999                 Philip Callaghan
                                    Chief Financial Officer



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                                 Exhibit Index
                                 -------------


        Exhibit

          2.1 Agreement and Plan of Merger and Reorganization dated as of June 23, 1999 by and among Multex.com, Inc., Merengue Acquisition Corp. and Market Guide Inc.

          99.1   Press Release dated June 23, 1999.

                                       4